                                                                    EXHIBIT 31.2

                CERTIFICATION PURSUANT TO 17 CFR 240.13(A)-14(A)
                           (SECTION 302 CERTIFICATION)

         I, Cindy Patterson, certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Southwest Iowa
Renewable Energy, LLC;

         2. Based on my  knowledge,  this  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial  condition,  results of  operations  and cash flows of Southwest  Iowa
Renewable Energy, LLC, as of, and for, the periods presented in this report;

         4. Southwest Iowa Renewable Energy, LLC's other certifying officers and
I are  responsible for  establishing  and  maintaining  disclosure  controls and procedures  (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and
internal  control  over  financial  reporting  (as defined in Exchange Act Rules
13a-15(f) and 15d-(f) for Southwest Iowa Renewable Energy, LLC, and have:

                  (a) Designed such disclosure controls and procedures or caused such  disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to Southwest
         Iowa Renewable Energy, LLC, including its consolidated subsidiaries, is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

                  (b) Designed such internal  control over financial  reporting, or caused such internal control over financial reporting to be designed under our supervision,  to provide reasonable  assurance  regarding the reliability  of financial  reporting and the  preparation  of financial statements for external purposes in accordance with generally  accepted accounting principles; and

                  (c) Evaluated the  effectiveness  of Southwest  Iowa Renewable
         Energy,  LLC's disclosure controls and procedures and presented in this report  our  conclusions  about  the  effectiveness  of the  disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

                  (d)  Disclosed  in this report any changes in  Southwest  Iowa
         Renewable Energy,  LLC's internal control over financial reporting that occurred  during  Southwest  Iowa Renewable  Energy,  LLC's most recent fiscal quarter that has materially affected, or is reasonably likely to materially  affect,  Southwest  Iowa Renewable  Energy,  LLC's internal control over financial reporting.

         5. Southwest Iowa Renewable Energy, LLC's other certifying officers and
I have disclosed,  based on our most recent  evaluation of internal control over financial reporting,  to Southwest Iowa Renewable Energy, LLC's auditors and the audit committee of Southwest Iowa Renewable Energy, LLC's board of directors (or persons performing the equivalent functions):

                  (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting
         which  are  reasonably   likely  to  adversely  affect  Southwest  Iowa
         Renewable  Energy,  LLC's  ability to record,  process,  summarize  and report financial information; and

                  (b)  Any  fraud,  whether  or  not  material,   that  involves
         management or other employees who have a significant  role in Southwest
         Iowa  Renewable   Energy,   LLC's  internal   controls  over  financial
         reporting.

Date: May 15, 2008                         /s/ Cindy Patterson
                                     ----------------------------------
                                     Cindy Patterson, Chief Financial Officer
                                       (Principal Financial Officer)